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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 30, 2001


                                  CWABS, INC.
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            (Exact name of registrant as specified in its charter)


  Delaware                             333-38686                95-4596514
-----------------------------          ----------------      ----------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
    of Incorporation)                  File Number)         Identification No.)


   4500 Park Granada
   Calabasas, California                                          91302
-----------------------------                                ----------------
 (Address of Principal                                         (Zip Code)
 Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

                                   No Change
               --------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
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         Filing of Certain Materials
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         In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2001-2 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage insurance policy with a corresponding declaration page and endorsements relating to the mortgage loans. The policy, declaration page, and endorsements, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated June 13, 2001.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                         99.1 MGIC Mortgage Guaranty Master Policy (with Declaration Page and Endorsements) filed on Form SE dated June 13, 2001




















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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 27, 2000 and prospectus supplement dated May 11, 2001, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-2.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWABS, INC.



                                         By: /s/ Josh Adler
                                             ----------------
                                                 Josh Adler
                                                 Vice President



         Dated:  June 13, 2001

Exhibit Index


Exhibit                                                                   Page
-------                                                                   ----
99.1       MGIC Mortgage Guaranty Master Policy (with Declaration
           Page and Endorsements) filed on Form SE dated June 13, 2001      5